FIRST AMENDMENT TO
                            ASSET PURCHASE AGREEMENT


This FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT is made this 28th day of February, 2001, by, between and among OSAGE SYSTEMS GROUP, INC., a Delaware corporation ("Osage"), and its wholly owned subsidiaries, OSAGE COMPUTER GROUP, INC., a Delaware corporation ("Osage Computer"), SOLSOURCE COMPUTERS, INC., a California corporation ("SolSource"), H.V. JONES, INC., a Texas corporation ("HV Jones"), OPEN SYSTEM TECHNOLOGIES, INC., a Delaware corporation ("OST"), OPEN BUSINESS SYSTEMS, INC., an Illinois corporation ("OBS"), OSAGE SYSTEMS GROUP MINNESOTA, INC., a Minnesota corporation ("OSGM"), OSAGE iXi, INC., a Delaware corporation ("Osage iXi"), (Osage, Osage Computer, SolSource, HV Jones, OST, OBS, OSGM and Osage iXi also referred to individually as "Seller" and collectively as "Sellers"), POMEROY COMPUTER RESOURCES, INC., a Delaware corporation ("Pomeroy") and POMEROY SELECT INTEGRATION SOLUTIONS, INC. ("PSIS") (Pomeroy and PSIS also referred to individually as "Purchaser" and collectively as "Purchasers").

WHEREAS, Sellers and Purchasers entered into an Asset Purchase Agreement ("Agreement") dated the 9th day of February, 2001;

WHEREAS, pursuant to the provisions of Section 13.8, the parties reserved the right to amend or modify this Agreement in a writing signed by the parties;

WHEREAS, it is the desire of the Sellers and Purchasers to enter into this Fist Amendment to Asset Purchase Agreement ("Amendment") to modify certain provisions of the Agreement.

NOW, THEREFORE, in consideration of the above premises and the mutual promises, covenants, agreements, representations and warranties herein contained, the parties hereto agree as follows:


1. The references to "on or before the fourteenth (14th) day after the commencement of the Bankruptcy Case" contained in Sections 8.2, 8.3, 8.4 and 8.5 of the Agreement are deleted in their entirety, and in lieu thereof, the language "on or before March 28, 2001" shall be inserted.

2.   Section  8  of  the  Agreement  is  amended  by inserting, after the end of
     Section  8.12,  the  following  Section  8.13:

     8.13 The Bankruptcy Court shall have entered an order authorizing the sale of the Purchased Assets to Pomeroy/PSIS pursuant to the Agreement on or before April 14, 2001.

Except as amended by this First Amendment to Asset Purchase Agreement, the parties ratify and affirm the terms of the Asset Purchase Agreement dated February 9th, 2001.


IN WITNESS WHEREOF, the parties have entered into this FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT as of the day and year first above written.

                                   POMEROY  COMPUTER  RESOURCES,  INC.


                                   By:
                                      ----------------------------------
                                      Stephen  E.  Pomeroy
                                      Chief  Financial  Officer


                                   POMEROY  SELECT  INTEGRATION
                                   SOLUTIONS,  INC.


                                   By:
                                      ----------------------------------
                                      Stephen  E.  Pomeroy
                                      Chief  Executive  Officer  and President



                                   OSAGE  SYSTEMS  GROUP,  INC.


                                   By:
                                      ----------------------------------
                                      Phil  Carter
                                      Chairman  and  Chief  Executive  Officer

                                   OSAGE  COMPUTER  GROUP,  INC.


                                   By:
                                      ----------------------------------
                                      Phil  Carter
                                      Chairman  and  Chief  Executive  Officer



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
                                   SOLSOURCE  COMPUTERS,  INC.


                                   By:
                                      ----------------------------------
                                      Phil  Carter
                                      Chairman  and  Chief  Executive  Officer


                                   H.V.  JONES,  INC.


                                   By:
                                      ----------------------------------
                                      Phil  Carter
                                      Chairman  and  Chief  Executive  Officer


                                   OPEN  SYSTEM  TECHNOLOGIES,  INC.


                                   By:
                                      ----------------------------------
                                      Phil  Carter
                                      Chairman and Chief Executive Officer


                                   OPEN  BUSINESS  SYSTEMS,  INC.


                                   By:
                                      ----------------------------------
                                      Phil  Carter
                                      Chairman  and  Chief  Executive  Officer


                                   OSAGE  SYSTEMS  GROUP  MINNESOTA,
                                   INC.


                                   By:
                                      ----------------------------------
                                      Phil  Carter
                                      Chairman  and  Chief  Executive  Officer

                                   OSAGE  iXi,  INC.


                                   By:
                                      ----------------------------------
                                      Phil  Carter
                                      Chairman  and  Chief  Executive  Officer



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